Acquisitions and Other (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Summary of details of the disposition
The details of the disposition are summarized as follows:

As at April 3, 2023
Cash consideration	$418
Less: Net assets	(359)
Less: Foreign currency translation, transaction costs, and other adjustments	(47)
Total gain recognized in Total net income in current year	$12

Fair values of identifiable assets and liabilities acquired
The fair values of the identifiable assets and liabilities acquired were:

As at October 3, 2023
Intangible assets and Goodwill(1)	$355
Net assets	32
Liabilities(2)	(37)
Total identifiable net assets at fair value	350
Existing ownership interest	(78)
Total consideration	$272
(1)    Goodwill primarily reflects expected synergies and economies of scale with our existing business within Sun Life Health in Canada. Goodwill is not tax deductible.
(2) Liabilities comprise of deferred tax liability and other liability representing minority interest.
The fair values of the identifiable assets and liabilities acquired were:

As at February 1, 2023
Intangible assets and Goodwill	$519
Net assets	44
Deferred tax liability	(100)
Total identifiable net assets at fair value	463
Non-controlling interests(1)	(213)
Total consideration	$250

(1)    We have elected to measure NCI at fair value for this acquisition. The fair value was determined by calculating the proportionate share of the present value of future cash flows relating to NCI. Significant assumptions inherent in the valuation of NCI include the estimated after-tax cash flows expected to be received and an assessment of the appropriate discount rate.

Impact of acquisition on assets, liabilities, and equity

As at February 1, 2023	Share purchase	Put option adjustments	Total
Cash consideration	$(250)	$—	$(250)
Intangible assets and Goodwill(1)	519	—	519
Net assets	44	—	44
Total assets	$313	$—	$313
Deferred tax liability	$(100)	$—	$(100)
Other financial liabilities — put option	—	(369)	(369)
Total liabilities	$(100)	$(369)	$(469)
Non-controlling interests	$(213)	$213	$—
Retained earnings	—	156	156
Total equity	$(213)	$369	$156

(1)    Goodwill primarily reflects non-contractual customer relationships, including synergies from the combination of AAM with our existing investment management relationships within our Asset Management segment. Goodwill is not tax deductible.
DentaQuest
On June 1, 2022, we acquired DentaQuest, the second-largest provider of dental benefits in the U.S. by membership, for $3,267 (US$2,584). Total consideration for the 100% acquisition of DentaQuest was paid with cash of $3,267, and primarily comprised of goodwill and intangibles, including contractual relationships, software, and brand. DentaQuest is reported in the Dental CGU of our U.S. business segment. The acquisition of DentaQuest aligns to our business strategy of being a leader in health and group benefits, with an increasing focus on health.

The fair values of the identifiable assets and liabilities acquired were:

As at June 1, 2022
Intangible assets	$1,074
Net assets	255
Deferred tax liabilities	(189)
Total identifiable net assets at fair value	1,140
Goodwill arising on acquisition(1)	2,127
Total consideration	$3,267

(1)    Goodwill primarily reflects expected synergies from the combination of DentaQuest and our existing Dental and Vision business within the U.S. Group Benefits business, as well as the future growth potential of the DentaQuest business. Goodwill is not tax deductible.

The fair value of the identifiable assets and liabilities were subject to refinement and have been adjusted.